May 31 KEYBANC INDUSTRIALS AND BASIC MATERIALS 2018 CONFERENCE Mark D. Morelli President and Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer

SAFE HARBOR STATEMENT These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. This presentation will discuss some non-GAAP financial measures, which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. We have provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation. © 2018 Columbus McKinnon Corporation 2

NASDAQ: CMCO Leading global designer, manufacturer and marketer of motion control products, technologies and services for material handling Founded: 1875 Leader in highly engineered lifting solutions and explosion-protected hoists Premium, well respected brands World’s 2nd largest hoist company with significant share in U.S. Blueprint 2021 Strategy:  Transform into a high performing technology company  Increase earnings power with selective deployment of self-funded key initiatives Market Capitalization $890.7 Million Average Volume (3 mo.) 147,200 52-Week Price Range $44.55 - $23.72 Common Shares Outstanding 23.0 Million Ownership: Institutions 95% Recent Price $38.65 Insiders 5% Market data as of 5/22/18 (Source: S&P Global IQ); shares outstanding as of 3/31/18; Institutional and insider ownership as of most recent filing © 2018 Columbus McKinnon Corporation 3

THREE DISTINCT PRODUCT CATEGORIES

Customer Driven Solutions



- ✓Linear & Mechanical Actuators
- ✓Lifting Tables
- ✓Rail & Road
- ✓Actuation Systems



Engineered Products



Crane Solutions



- ✓Cranes, Wire Rope Hoists
- ✓Drives and Controls
- ✓Crane Kits & Components
- ✓Jibs, Workstations


~10%
~45%
~45%

Industrial Products



- ✓Manual Chain Hoist
- ✓Electric Chain Hoist
- ✓Rigging / Clamps
- ✓Industrial Winches
- ✓High Capacity Hooks







$839.4 Million
FY 2018 Revenue

© 2018 Columbus McKinnon Corporation

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HIGHLY RELEVANT TO CUSTOMERS Professional grade solutions for complex applications © 2018 Columbus McKinnon Corporation 5

EXTENSIVE MARKET CHANNELS & INT’L DIVERSIFICATION Specialty APAC Distributors Latin America Pfaff International Canada 6% Direct ~10% US General Line 4% Distributors 4% ~5% ~29% U.S. OEM/Government ~10% 53% Europe, Middle East & 33% ~11% Africa Crane Builders ~12% ~23% International General EPC Line Distributors $839.4 Million © 2018 Columbus McKinnon Corporation FY 2018 Revenue 6

DIVERSE END MARKETS



Mining
Government / Others
Entertainment
Elevators
~3%
~3%
~3%
~3%
Heavy OEM
General Industrial
Pulp Paper/Chemical/ Pharma
~5%
~5%
~25%
Construction
~5%
~10%
Rail / Aerospace / Transport
~10%
Metals Processing / Steel / Concrete
~10%
~10%
~10%
Automotive
Oil & Gas
Energy/ Utilities

© 2018 Columbus McKinnon Corporation

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KEY VERTICAL MARKETS CONSTRUCTION MINING ENTERTAINMENT OIL & GAS POWER / UTILITIES TRANSPORTATION AUTOMOTIVE HEAVY EQUIPMENT MANUFACTURING © 2018 Columbus McKinnon Corporation 8

STRATEGY: EVOLUTION OF COLUMBUS MCKINNON


Growth Oriented
Industrial
Technology
Late State
Cyclical Industry
Phase III
Business development
Further Pivot:
• Portfolio assessment
• M&A
Phase II
Operational excellence
Profitable growth
Simplify:
• Business structure
• Product platforms
Operating improvements
Increase R&D
Phase I
Get control
Achieve results
Create Performance Culture:
• Tiger teams
• E-PAS™
Today
Future

Further pivot from late stage industrial to growth oriented industrial technology company

© 2018 Columbus McKinnon Corporation

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BLUEPRINT 2021 PHASE I ACCOMPLISHMENTS STAHL value creation • Achieved $6 million of synergies in the year, ahead of $5 million target • Expecting $15 million in total synergies Leveraged Magnetek technology • Set path for Smart Hoist: Launched Shopstar VS and Prostar VS • Recently launched full-featured Lodestar VS to address the industrial automation trend Strengthened the core • Improved product availability and reduced lead times to drive sales and market share gains Paid down debt • Surpassed initial $45 million to $50 million goal: Paid down $60 million • Reduced net leverage ratio* to 2.6x at fiscal year-end ahead of 3.0x goal Established business operating system: E-PAS™ • Critical to strengthening the core: Enables faster decision-making; facilitates faster growth © 2018 Columbus McKinnon Corporation 10 * Net Debt to Adjusted EBITDA

ADVANCING BLUEPRINT 2021 PHASE II Four Areas of Focus Simplify the • Three product-focused businesses Business • Product line and platform rationalization Improve • Achieve $15 million in synergies from STAHL acquisition Productivity • Increased goal from original $11 million Ramp the • Enhance digital platform Growth Engine • Invest in R&D and Engineered-to-Order solutions Transform the • New mission, vision and values lead to performance culture Culture • Identify talent gaps and fill appropriately © 2018 Columbus McKinnon Corporation 11

PHASE II: OPERATIONAL EXCELLENCE Market Drives Structure Channel Partners: Product Categories: General Distribution/Rental Lifting Specialists (Direct Sales) Industrial Products Rigging Specialists Industrial Crane Builders End Users Crane Solutions & Kits EPC OEM Engineered Products Motion Technology Motion Technology Distributors Understanding the business from the “customer back,” three product categories are evident © 2018 Columbus McKinnon Corporation 12

PHASE II: OPERATIONAL EXCELLENCE Simplify product platforms Wire Rope Hoist Platform Basic Standard Industrial High Performance Rationalize global platforms while maintaining brands © 2018 Columbus McKinnon Corporation 13

PHASE II: OPERATIONAL EXCELLENCE Optimization of supply chain LEVER CHAIN Manual Chain Hoist Platform TOOL 1 BLOCK 1 PARTS ARE 100% SHARED “Everything between the side plates” COMMON LEVER PARTS CHAIN TOOL BLOCK PARTS ARE SHARED BETWEEN PRODUCT TYPE CHAIN “Everything between the side plates and BLOCK 2 LEVER the shell” TOOL 2 NDIVIDUAL PARTS LEVER CHAIN I TOOL 3 BLOCK 3 “The individual shell plus outside” Shared platforms lead to common parts - drives inventory efficiencies and purchasing power © 2018 Columbus McKinnon Corporation 14

PHASE II: DRIVE COST SAVINGS & INVEST IN GROWTH

($ in millions)

CREATING CENTER OF EXCELLENCE IN FY2019

Increase R&D spend by ~$11M:

- $5M coming from STAHL
- Incremental $6M from SG&A savings
  - Warehouse consolidation
  - NEO reductions
  - Streamlining business



Sustaining Engineering Investment (1)
Engineered to Order
Research
Product Engineering
$16
$21
~$27
R&D ~$10M 65%
R&D ~$14M 67%
R&D ~$21M 75%
FY17 (2) Baseline
FY18
FY21E

Doubling R&D spend from FY2017 including STAHL R&D

[1] Included in SG&A   [2] Excludes impact of STAHL

© 2018 Columbus McKinnon Corporation

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PHASE II: SMART HOIST VISION Megatrend movement to industrial automation 80 Projected full-time jobs automated in the U.S. millions 0 2017 2035 Source: University of Oxford, ARK Original Research Opportunity to capitalize on automation megatrend © 2018 Columbus McKinnon Corporation 16

PHASE II: INVESTING FOR GROWTH Smart Hoists Capabilities Leveraging technology and experience to design “Smart Hoists”  Onboard diagnostics  Remote monitoring  Precision lifting  Load sensing  Preventative maintenance Leads to improved safety and reduced down time Leveraging recent acquisitions to deliver solution-based products © 2018 Columbus McKinnon Corporation 17

PHASE III: BUSINESS DEVELOPMENT

Portfolio assessment



CMCO Business Position
High
Medium
Low
Selective Investment
Invest / Grow
Scale-Up
Indust. Tech
Fix / Exit
Selective Investment
Invest / Grow
Divest
Fix / Exit
Selective Investment
Low
Medium
High
Industry Attractiveness
EBITDA (to scale)
<~$5M
>~$5M
>~$10M
New

Portfolio Assessment

- Business model
- Profitability
- Market position
- Industry growth
- Risk assessment

© 2018 Columbus McKinnon Corporation

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FINANCIAL PERFORMANCE ($ in millions) Sales Adjusted Operating Income(1) $839.4 $80.5 $637.1 $10.4 $579.6 $597.1 $57.0 $53.6 $49.5 $2.4 $13.0 $70.1 $23.5 $54.6 $40.6 $26.0 9.8%* 9.0%* 7.8%* 9.6%* FY15 FY16 FY17 FY18 FY15 FY16 FY17 FY18 Income from Operations Non-GAAP Adjustments(1) Adjusted Gross Profit(1) Diluted EPS(1) $282.5 $2.01 $1.81 $1.72 $201.8 $0.47 $1.47 $183.3 $191.2 $1.06 $0.76 $1.7 $3.9 $8.9 $284.6 $1.04 $181.6 $187.3 $192.9 $1.34 $0.96 $0.95 31.6%* 32.0%* 31.7%* 33.7%* $0.43 ($2.1) FY15 FY16 FY17 FY18 FY15 FY16 FY17 FY18 (1) Gross Profit Non-GAAP Adjustments(1) GAAP EPS Non-GAAP Adjustments * Adjusted gross profit and operating income as % of sales © 2018 Columbus McKinnon Corporation (1) Adjusted figures are non-GAAP financial measures. Please see supplemental slides for a reconciliation from 19 GAAP to non-GAAP results and other important disclosures regarding the use of non-GAAP financial measures.

RAPIDLY DE-LEVERING BALANCE SHEET Debt reduction in FY 2018 CAPITALIZATION . Achieved increased target pay down of March 31, March 31, $60 million in FY18 2018 2017 . Surpassed target of <3x Net Debt/ Adjusted Cash and cash equivalents $ 63.0 $ 77.6 EBITDA(1) Total debt 363.3 421.3 • Currently at 2.6x Total net debt 300.3 343.7 . Target: ~2.0x Shareholders’ equity 408.2 341.4 Plan to pay down approximately $60 million in FY19 Total capitalization $ 771.5 $ 762.7 Debt/total capitalization 47.1% 55.2% Capital Priorities: . Net debt/net total Organic growth 42.4% 50.2% capitalization . Acquisitions . Dividend / Buyback (1) Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation from GAAP income from operations to non-GAAP adjusted EBITDA and other important disclosures regarding the use of non-GAAP financial measures. © 2018 Columbus McKinnon Corporation 20

SIGNIFICANT FREE CASH FLOW1 GENERATION ($ in millions) FY2018 CapEx: $14.5 million FY19E and Beyond, FCF After: ENABLES MEASURABLE • Annual CapEx of $15 to $20 million $65 ANNUAL DEBT PAYMENT • Annual Pension contribution of ~$12 million $60 - $70 $55 - - $65 $60 • ~$60 million in FY19 $55.1 • ROIC goal of >10% $46.1 $30.3 $21.0 $8.7 FY14 FY15 FY16 FY17 FY18 FY19E FY20E FY21E Achieving net leverage below 2x in FY19 provides sufficient financial flexibility for pivot strategy © 2018 Columbus McKinnon Corporation 1 Operating free cash flow is defined as cash provided by operating activities minus capital expenditures 21

KEY TAKEAWAYS Pivot from late stage industrial to growth oriented industrial technology company Blueprint 2021 expected to achieve >15% EBITDA margins and >10% ROIC Driving earnings power through simplification: business structure & product platform Opportunity to capitalize on automation megatrend Focused on operational excellence and profitable growth © 2018 Columbus McKinnon Corporation 22

SUPPLEMENTAL INFORMATION © 2018 Columbus McKinnon Corporation 23

ADJUSTED GROSS PROFIT RECONCILIATION ($ in thousands) Fiscal Year FY 2015 FY 2016 FY 2017 FY 2018 Gross profit $181,607 $187,263 $192,932 $ 284,574 Add back: Product liability costs for legal settlement — 1,100 — — Building held for sale impairment charge — 429 — — Acquisition inventory step-up expense 543 1,446 8,852 — Acquisition amortization of backlog — 581 — — STAHL integration costs — — — 307 Facility consolidation costs 1,176 346 — — Insurance settlement — — — (2,362) Non-GAAP adjusted gross margin $183,326 $191,165 $201,784 $282,519 Sales 579,643 597,103 637,123 839,419 Adjusted gross margin 31.6% 32.0% 31.7% 33.7% Adjusted gross profit is defined as gross profit as reported, adjusted for unusual items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information such as adjusted gross profit is important for investors and other readers of the Company’s financial statements, and assists in understanding the comparison of the current quarter’s gross profit to the historical period’s gross profit. © 2018 Columbus McKinnon Corporation 24

ADJUSTED INCOME FROM OPERATIONS RECONCILIATION ($ in thousands) Fiscal Year FY 2015 FY 2016 FY 2017 FY 2018 Income (loss) from operations $54,648 $40,570 $25,973 $70,099 Add back: Acquisition inventory step-up expense and real estate transfer taxes 659 1,446 8,852 — Acquisition deal, integration, and severance costs — 8,046 8,815 8,763 CEO retirement pay and search costs — — 3,085 — Insurance recovery legal costs — — 1,359 2,948 Impairment of intangible asset — — 1,125 — Canadian pension lump sum settlements — — 247 — Product liability costs for legal settlement — 1,100 — — Building held for sale impairment charge — 429 — — Facility consolidation costs 1,726 1,444 — — Magnetek acquisition amortization of backlog — 581 — — Magnetek litigation — — — 400 Insurance settlement — — — (2,362) Debt repricing fees 619 Non-GAAP adjusted income from operations $57,033 $53,616 $49,456 $80,467 Sales 579,643 597,103 637,123 839,419 Adjusted operating margin 9.8% 9.0% 7.8% 9.6% Adjusted income from operations is defined as income from operations as reported, adjusted for certain items and to apply a normalized tax rate. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's income from operations to the historical periods' income from operations © 2018 Columbus McKinnon Corporation 25

ADJUSTED DILUTED EPS RECONCILIATION ($ in thousands, except per share data) Fiscal Year FY 2015 FY 2016 FY 2017 FY 2018 Net income (loss) $27,190 $19,579 $8,984 $22,065 Add back: Acquisition inventory step-up expense and real estate transfer taxes 659 1,446 8,852 — Acquisition deal, integration, and severance costs — 8,046 8,815 8,763 CEO retirement pay and search costs — — 3,085 — Insurance recovery legal costs — — 1,359 2,948 Impairment of intangible asset — — 1,125 — Loss on extinguishment of debt — — 1,303 — (Gain) loss on foreign exchange option for acquisition — — 1,590 — Canadian pension lump sum settlements — — 247 — Product liability costs for legal settlement — 1,100 — — Building held for sale impairment charge — 429 — — Facility consolidation costs 1,726 1,444 — — Magnetek acquisition amortization of backlog — 581 — — Debt refinancing costs 8,567 — — 619 Magnetek litigation 400 Insurance settlement (2,362) Normalize tax rate (1) (1,508) 2,218 (4,626) 14,408 Non-GAAP adjusted net income $36,634 $34,843 $30,734 $46,841 Average diluted shares outstanding 20,224 20,315 20,888 23,335 Diluted income per share - GAAP $1.34 $0.96 $0.43 $0.95 Diluted income per share - Non-GAAP $1.81 $1.72 $1.47 $2.01 (1) Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax. Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and to apply a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year’s net income and diluted EPS to the historical periods’ net income and diluted EPS. © 2018 Columbus McKinnon Corporation 26

ADJUSTED EBITDA RECONCILIATION

($ in thousands)

	Quarter		Fiscal Year	
	Q4 FY17	Q4 FY18	FY 2017	FY 2018
Net income (loss)	$ (4,738)	$ 8,466	$ 8,984	$ 22,065
Add back (deduct):				
Income tax expense/benefit	(3,688)	2,598	4,043	27,620
Interest and debt expense	3,568	4,661	10,966	19,733
Cost of debt refinancing	1,303	—	1,303	—
Investment income	(96)	4	(462)	(157)
Foreign currency exchange loss	342	834	1,232	1,539
Other income/expense	145	(239)	(93)	(701)
Depreciation and amortization expense	7,467	9,263	25,162	36,136
Acquisition deal, integration, and severance costs	5,675	3,917	8,815	8,763
Insurance recovery legal costs	1,359	356	1,359	2,948
Debt repricing fees	—	619	—	619
Magnetek litigation	—	—	—	400
Insurance settlement	—	(621)	—	(2,362)
Acquisition inventory step-up expense	8,852	—	8,852	—
CEO retirement pay and search costs	3,085	—	3,085	—
Impairment of intangible asset	1,125	—	1,125	—
Canadian pension lump sum settlements	—	—	247	—
Non-GAAP adjusted EBITDA	$ 24,399	$ 29,858	$ 74,618	$ 116,603
Sales	$ 183,688	$ 214,140	$ 637,123	$ 839,419
Adjusted EBITDA margin	13.3%	13.9%	11.7%	13.9%

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. *The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance*, including net cash provided by operations, operating income and *net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies* and investors are cautioned not to rely unduly on it.

© 2018 Columbus McKinnon Corporation

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INDUSTRIAL CAPACITY UTILIZATION U.S. Capacity Utilization Eurozone Capacity Utilization Source: The Federal Reserve Board Source: European Commission 80% 85% 75.8% (Manufacturing) 84.4% & 78.0% (Total) June 2018E 79% 84% April 2018(1) 78% 83% 77% 82% 76% 81% 75% 80% 74% 79% Manufacturing Total (1) April 2018 numbers are preliminary © 2018 Columbus McKinnon Corporation 28

STRATEGY: PARTNERS IN MOTION CONTROL Become the leading Industrial Technology Company in safe & productive motion control  Best in class safety & quality  Strengthen the core  Continuous improvement  Ramp new product engine  Optimize supply chain  Create end-user pull Operational Profitable & global footprint  Become easy to do business with  Excellence Growth Simplify product platform  STAHL value creation  Simplify business structure Business Development  Portfolio Analysis  Pivot strategy: Value creating acquisitions © 2018 Columbus McKinnon Corporation 29

GLOBAL PRESENCE © 2018 Columbus McKinnon Corporation 30